Exhibit 99.3

EXECUTION COPY

October 29, 2012

Bayer HealthCare LLC

c/o Bayer Aktiengesellschaft

BAG-LPC-MA

Kaiser-Wilhelm-Allee, Q26

D-51368 Leverkusen, Germany

Attention: Dr. Jan Heinemann

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”), by and among Bayer HealthCare LLC, a Delaware limited liability company (“Parent”), Willow Road Company, a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and Schiff Nutrition International, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined in this letter agreement will have the meanings set forth in the Merger Agreement.

The undersigned (the “Stockholder Party”) acknowledges and agrees that: (i) it has been provided with the execution copy of the Merger Agreement, and the Stockholder Party will benefit directly and substantially from the consummation of the Merger and the other transactions contemplated by the Merger Agreement; (ii) the execution and delivery of this letter agreement by the Stockholder Party is a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement; and (iii) Parent and Merger Sub are entitled to rely on the Stockholder Party’s performance of its obligations contained in this letter agreement.

In consideration of the mutual covenants and premises contained in this letter agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this letter agreement, intending to be legally bound, agree as follows:

1.	Representations and Warranties of the Stockholder Party. The Stockholder Party hereby represents and warrants to Parent and Merger Sub as follows:

a.

As of the date hereof, the Stockholder Party is the record holder of 7,486,574 shares of Class A Common Stock (collectively, and together with any Shares hereafter issued to or otherwise acquired or owned beneficially or of record by the Stockholder Party, the “Subject Shares”), and, as of the date hereof, such shares of Class A Common Stock constitute all of the Equity Interests of the Company (including Shares) owned beneficially or of record by the Stockholder Party. The Stockholder Party has the sole right and authority to vote and dispose of the Subject Shares, and none of the Subject Shares is subject to any (i) voting trust or other agreement, arrangement, understanding or restriction with respect to the voting of such Subject Shares (other than this letter agreement and that certain Stockholders Agreement, dated as of October 14, 2010 (as amended from time to time, the “Stockholders Agreement”), between the Stockholder Party and Weider Health and Fitness, a Nevada corporation) or (ii) Lien of any nature whatsoever that would prevent the Stockholder Party from complying with its obligations under this letter agreement.

b.	The Stockholder Party has all necessary partnership power and authority to execute and deliver this letter agreement and to perform its obligations hereunder. The execution and delivery of this letter agreement by the Stockholder Party and the performance of its obligations hereunder have been duly authorized by all necessary partnership action, and no other partnership proceedings on the part of the Stockholder Party and no other votes or written consents or actions or proceedings by or on behalf of the Stockholder Party are necessary to authorize this letter agreement or the performance of the Stockholder Party’s obligations hereunder. This letter agreement has been duly and validly executed and delivered by the Stockholder Party and constitutes the valid and binding obligation of the Stockholder Party, enforceable against the Stockholder Party in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

c.	None of the execution, delivery or performance of this letter agreement by the Stockholder Party, or the Stockholder Party’s compliance with any of the provisions hereof will (with or without notice or lapse of time, or both): (a) conflict with or violate any provision of the Stockholder Party’s organizational or governing documents; (b) conflict with or violate any Law applicable to the Stockholder Party or the Subject Shares; or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien upon any of the Subject Shares pursuant to, any Contract that is binding on the Stockholder Party or any of its properties or assets.

2.	Restrictions on Subject Shares.

a.	During the term of this letter agreement, the Stockholder Party will not, without the prior written consent of Parent: (i) other than pursuant to the Merger, directly or indirectly, by operation of law or otherwise, sell, transfer, pledge, deposit, hypothecate, assign or otherwise dispose of (including by gift) or encumber, or enter into any Contract with respect to the sale, transfer, conversion, pledge, deposit, hypothecation, assignment or other disposition or encumbrance of, any Subject Shares to any Person (each, a “Transfer”); (ii) take any action or omit to take any action that would prohibit, prevent or preclude the Stockholder Party from performing its obligations under this letter agreement or that would make any representation or warranty contained herein untrue in any respect; or (iii) take any action that would materially delay or adversely affect the Stockholder Party’s ability to perform its obligations hereunder. Any purported Transfer of the Subject Shares in violation of this Section 2(a) will be null and void ab initio.

b.	During the term of this letter agreement, the Stockholder Party will not enter into any voting arrangement, whether by proxy, consent, power of attorney, voting agreement, voting trust, or otherwise, with respect to any Subject Shares and will not commit or agree to take any action prohibited by this letter agreement. The Stockholder Party hereby revokes any and all such previous voting arrangements (other than the Stockholders Agreement).

c.	During the term of this letter agreement, the Stockholder Party will not, without the prior written consent of Parent, amend, modify, alter, change or otherwise revise the terms and conditions of the Stockholders Agreement.

3.	No Solicitation.

a.

During the term of this letter agreement, the Stockholder Party hereby agrees that it will not, and it will cause its Representatives (including any investment or operating professionals of TPG Capital and/or TPG Growth) not to, directly or indirectly, (i) solicit, initiate, seek or knowingly encourage or facilitate or take any action to solicit, initiate or seek or knowingly encourage or facilitate any inquiry, expression of interest, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (ii) enter into, participate in, maintain or continue any discussions or negotiations relating to, any Acquisition Proposal with any Person other than Parent or Merger Sub, or (iii) furnish to any Person other than Parent or Merger Sub any non-public information that the Stockholder Party or Representative believes or should reasonably expect would be used for the purposes of formulating any Acquisition Proposal; provided, however, that the Stockholder Party or its Representatives (including any investment or operating professionals of TPG Capital and/or TPG Growth) may engage in such activities at such times and to the extent that the Company or any other No-Shop Representative is permitted to engage in such activities pursuant to the terms of the Merger Agreement, but only if the Stockholder Party and its Representatives (including any investment or operating professionals of TPG Capital and/or TPG Growth) comply with the terms of the Merger Agreement as if it were the Company or a No-Shop Representative.

b.	Without limiting the generality of Section 3(a), during the term of this letter agreement, the Stockholder Party hereby agrees that it will not, and it will cause its Representatives (including any investment or operating professionals of TPG Capital and/or TPG Growth) not to, directly or indirectly, (a) solicit proxies or become a participant in a solicitation (as such terms are defined in Rule 14a-1 under the Exchange Act (disregarding Rule 14a-1(l)(2)(iv) thereunder), including any otherwise exempt solicitation pursuant to Rule 14a-2(b) under the Exchange Act), in opposition to or competition with the consummation of the Merger or otherwise encourage, advise or assist any party in taking or planning any action which would reasonably be expected to compete, impede or interfere with the consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate, or cooperate in a stockholder’s vote or action by consent of the Company’s stockholders (whether by means of voting shares of capital stock or executing any written consent thereof or otherwise) in opposition to or in competition with the consummation of the Merger, (c) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger or (d) unless required by applicable Law, make any press release, public announcement or other non-confidential communication with respect to the business or affairs of the Company or Parent, including this letter agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent.

c.

NOTWITHSTANDING ANYTHING CONTAINED IN THIS LETTER AGREEMENT TO THE CONTRARY, NOTHING IN THIS LETTER AGREEMENT SHALL IN ANY WAY (A) RESTRICT OR LIMIT ANY DESIGNEE OR REPRESENTATIVE OF THE STOCKHOLDER PARTY WHO IS A DIRECTOR OR OFFICER OF THE COMPANY FROM TAKING (OR OMITTING TO TAKE) ANY ACTION IN HIS OR HER CAPACITY AS A DIRECTOR OR OFFICER OF THE COMPANY

TAKEN IN ORDER TO FULFILL HIS OR HER FIDUCIARY OBLIGATIONS, OR (B) RESTRICT OR LIMIT (OR REQUIRE THE STOCKHOLDER PARTY TO ATTEMPT TO RESTRICT OR LIMIT) ANY DESIGNEE OR REPRESENTATIVE OF SUCH STOCKHOLDER PARTY WHO IS A DIRECTOR OR OFFICER OF THE COMPANY FROM ACTING IN SUCH CAPACITY OR VOTING IN SUCH CAPACITY IN THE GOOD FAITH EXERCISE OF HIS OR HER FIDUCIARY DUTIES. IT IS EXPRESSLY UNDERSTOOD THAT THE STOCKHOLDER PARTY IS NOT MAKING ANY AGREEMENT OR UNDERSTANDING HEREIN IN HIS, HER OR ITS CAPACITY AS, OR ON BEHALF OF ANY DESIGNEE OR REPRESENTATIVE OF THE STOCKHOLDER PARTY WHO IS, A DIRECTOR OR OFFICER OF THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE STOCKHOLDER PARTY ACKNOWLEDGES THAT THE DIRECTORS AND OFFICERS OF THE COMPANY ARE RESTRICTED IN THE MANNER SET FORTH IN THE MERGER AGREEMENT.

4.	Waiver of Appraisal and Dissenters’ Rights and Actions. The Stockholder Party hereby (a) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that the Stockholder Party may have and (b) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, (i) against the Company, any of their respective Representatives or any of their respective successors relating to the negotiation, execution, or delivery of this letter agreement or the Merger Agreement or the consummation of the Merger, including any claim alleging a breach of any fiduciary duty of the Company Board in connection with the negotiation, execution, or delivery of the Merger Agreement or the consummation of the Merger, or (ii) challenging the validity or seeking to enjoin the operation of any provision of this letter agreement. Subject to Section 6 hereof, the waiver contained in this Section 4 will be absolute and perpetual. The Company and its directors, officers and other Representatives are intended third-party beneficiaries of this Section 4.

5.

Stockholder Capacity. The Stockholder Party is entering into this letter agreement solely in its capacity as a beneficial owner of the Subject Shares. For purposes of this letter agreement, (i) “affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person, (ii) beneficial ownership” (and related terms such as “beneficially own” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act, and (iii) “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by Contract or credit arrangement or otherwise. Such Stockholder Party acknowledges that it is a sophisticated party with respect to its Subject Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this letter agreement and has, independently and without reliance upon any of Parent or the Company and based on such information as such Stockholder Party has deemed appropriate, made its own analysis and decision to enter into this letter agreement. Such Stockholder Party acknowledges that Parent and the Company have not made and are not making any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this letter agreement.

6.	Termination. THIS LETTER AGREEMENT WILL AUTOMATICALLY TERMINATE UPON THE EARLIER OF: (A) THE MUTUAL WRITTEN CONSENT OF THE PARTIES HERETO AND (B) THE VALID TERMINATION OF THE MERGER AGREEMENT IN ACCORDANCE WITH ARTICLE 7 THEREOF. NO TERMINATION OF THIS LETTER AGREEMENT SHALL RELIEVE OR OTHERWISE LIMIT ANY PARTY OF LIABILITY FOR ANY BREACH OF THIS LETTER AGREEMENT OCCURRING PRIOR TO SUCH TERMINATION. SECTION 9 SHALL SURVIVE TERMINATION OF THIS LETTER AGREEMENT.

7.	Waivers and Amendments. This letter agreement may be amended, modified, altered or supplemented only by a written instrument executed by all of the parties to this letter agreement. Any failure of the parties to this letter agreement to comply with any obligation, covenant, agreement or condition in this letter agreement may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver. No delay on the part of any party to this letter agreement in exercising any right, power or privilege under this letter agreement will operate as a waiver thereof, nor will any waiver on the part of any party to this letter agreement of any right, power or privilege under this letter agreement operate as a waiver of any other right, power or privilege under this letter agreement, nor will any single or partial exercise of any right, power or privilege under this letter agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this letter agreement.

8.	Certain Disclosures. Subject to reasonable prior notice and approval (which shall not be unreasonably withheld, delayed or conditioned), the Stockholder Party shall permit and hereby authorizes Parent and the Company to publish and disclose the Stockholder Party’s identity and ownership of the Subject Shares and the nature of the Stockholder Party’s commitments, arrangements and understandings pursuant to this letter agreement and any other information that the Company reasonably determines to be necessary or desirable in any press release or any other disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement (including the Information Statement).

9.	Miscellaneous.

a.	Any notices or other communications required or permitted under, or otherwise given in connection with, this letter agreement will be in writing and will be deemed to have been duly given (i) when delivered or sent if delivered in Person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained) or (ii) on the next Business Day if transmitted by international overnight courier, in each case as follows:

If to Parent or Merger Sub, addressed to it at:

Bayer Aktiengesellschaft

BAG-LPC-MA

Kaiser-Wilhelm-Allee, Q26

D-51368 Leverkusen

Germany

Attn: Dr. Jan Heinemann

Fax: +49 214 30 9621036

with a copy to (for information purposes only):

Sullivan & Cromwell LLP,

125 Broad Street

New York, NY 10004

Attention:            Matthew G. Hurd

Facsimile No.:    (212) 558-3588

If to the Stockholder Party, addressed to it at:

TPG STAR SNI, L.P.

345 California Street Suite 3300

San Francisco, CA 94104

Attention:            Matthew Coleman

Facsimile No.:    (415) 438-6869

with a copy to (for information purposes only):

Ropes & Gray LLP,

1211 Avenue of Americas

New York, NY 10036

Attention:            Carl P. Marcellino

Facsimile No.:    (646) 728-1523

b.	Governing Law. This letter agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of Laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

c.	Consent to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court, or, if the Chancery Court lacks subject matter jurisdiction of the action or proceeding, any Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court; and (v) consents to service of process in the manner and at the address set forth in Section 9(a). Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this letter agreement will affect the right of any party to this letter agreement to serve process in any other manner permitted by Law.

d.

Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT

SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(d).

e.	Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this letter agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto will be entitled to seek an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions hereof in any court referred to in Section 9(c), this being in addition to any other remedy to which they are entitled at Law or in equity.

f.	Severability. If any term or other provision of this letter agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this letter agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this letter agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

g.	Assignment. This letter agreement will not be assigned by any party hereto by operation of Law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this letter agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective permitted successors and assigns.

h.	Counterparts. This letter agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

i.	Remedies Cumulative. Except as otherwise provided in this letter agreement, any and all remedies in this letter agreement expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

j.	Limited Liability of Partners. Notwithstanding any other provision of this letter agreement, no member or general partner or limited partner of any member, nor any future member or general partner or limited partner of any future member, shall have any personal liability for the performance of any obligation of the Stockholder Party under this letter agreement. Any liability of the Stockholder Party for money damages under this letter agreement shall be satisfied solely out of the assets of the Stockholder Party.

k.	Headings. The headings contained in this letter agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this letter agreement.

[Signature page follows]

Please indicate your agreement to the covenants and terms set forth above by executing this letter agreement where indicated below and returning a signed copy to the attention of the Stockholder Party.

Very truly yours,

TPG STAR SNI, L.P.

By:	TPG STAR ADVISORS, L.L.C.,
its general partner

By:	/s/ Ronald Cami

Name:	Ronald Cami

Title:	Vice President

Acknowledged and Agreed to:

BAYER HEALTHCARE LLC

By:	/s/ Philip Blake

Name:	Philip Blake

Title:	President Bayer HealthCare LLC

WILLOW ROAD COMPANY

By:	/s/ William B. Dodero

Name:	William B. Dodero

Title:	Secretary

[Signature Page to Letter Agreement (TPG STAR SNI, L.P.)]